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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-57441, 333-39898, 333-46140, 333-46144 on Form S-8 and Nos. 333-55662
and 333-58362 on Form S-3 of Com21, Inc. and its subsidiaries of our reports dated March 26, 2001 appearing in this Annual Report on Form 10-K/A of Com21, Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

San Jose, California
August 22, 2001